UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report                                            Commission File Number
June 21, 2000                                             0-22376



                                  HOME BANCORP
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             (Exact name of registrant as specified in its charter)



         Indiana                                        35-1906765
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State or other jurisdiction                   I.R.S. Employer  Identification
incorporation                                     Number


132 East Berry Street, P.O. Box 989
Fort Wayne, Indiana                                            46801-0989
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       Registrant's telephone number, including area code: (219) 422-3502
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                                   SIGNATURES


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             HOME BANCORP
                                                        -----------------------
                                                             (Registrant)



                June 21, 2000                      /s/ Donald E. Thornton
       Date  -------------------                   ----------------------------
                                                   Donald E. Thornton
                                                   Senior Vice President